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                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

                                   (Depositor)

                                       and

                              THE BANK OF NEW YORK

                                (Grantor Trustee)

                                       and

                             MASTER FINANCIAL, INC.

                                  (Transferor)

                     --------------------------------------


                             GRANTOR TRUST AGREEMENT

                             Dated as of May 1, 1998

                     --------------------------------------



                      MASTER FINANCIAL GRANTOR TRUST 1998-2





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                                TABLE OF CONTENTS



                                    ARTICLE I


                                   DEFINITIONS

Section 1.01. Definitions......................................................1

                                   ARTICLE II


    CONVEYANCE OF HOME LOANS; ORIGINAL ISSUANCE OF GRANTOR TRUST CERTIFICATE

Section 2.01.  Conveyance of the Home Loans....................................4
Section 2.02.  Acceptance by Grantor Trustee; Authentication of Grantor Trust
               Certificate.....................................................5
Section 2.03.  Ownership and Possession of Home Loan Files.....................5
Section 2.04.  Books and Records...............................................5
Section 2.05.  Delivery of Home Loan Documents.................................6
Section 2.06.  Acceptance by the Grantor Trustee of the Home Loans; Certain
               Substitutions; Certification by the Custodian...................8
Section 2.07.  Subsequent Transfers...........................................11
Section 2.08.  Release and Reconveyance of Home Loans.........................13

                                   ARTICLE III


                         REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties of the Depositor................14

                                   ARTICLE IV


                          THE GRANTOR TRUST CERTIFICATE

Section 4.01.  The Grantor Trust Certificate..................................16
Section 4.02.  Registration, Transfer and Exchange of Grantor Trust
               Certificate....................................................16
Section 4.03.  Mutilated, Destroyed, Lost or Stolen Grantor Trust
               Certificate....................................................20
Section 4.04.  Persons Deemed Owners..........................................21
Section 4.05.  Maintenance of Office or Agency................................21

                                    ARTICLE V


            GRANTOR TRUST ACCOUNTS; PAYMENTS TO GRANTOR TRUST HOLDER

Section 5.01.  Collection Account.............................................21
Section 5.02.  Distributions from Collection Account..........................22
Section 5.03.  Pre-Funding Account............................................22

                                   ARTICLE VI


                         CONCERNING THE GRANTOR TRUSTEE

Section 6.01.  Duties of Grantor Trustee......................................22
Section 6.02.  Certain Matters Affecting the Grantor Trustee..................23
Section 6.03.  Grantor Trustee not Required to Make Investigation.............24
Section 6.04.  Grantor Trustee's Fees.........................................24
Section 6.05.  Compliance with Code...........................................24
Section 6.06.  Eligibility Requirements for Grantor Trustee...................25
Section 6.07.  Resignation and Removal of Grantor Trustee.....................25
Section 6.08.  Successor Grantor Trustee......................................26
Section 6.09.  Merger or Consolidation of Grantor Trustee.....................26
Section 6.10.  Authenticating Agent...........................................27

                                   ARTICLE VII


                                   TERMINATION

Section 7.01.  Termination....................................................28
Section 7.02.  Procedure Upon Termination of Grantor Trust....................28

                                  ARTICLE VIII


                            MISCELLANEOUS PROVISIONS

Section 8.01.  Binding Nature of Agreement; Assignment........................29
Section 8.02.  Entire Agreement...............................................29
Section 8.03.  Amendment......................................................29
Section 8.04.  Governing Law..................................................30
Section 8.05.  Notices........................................................30
Section 8.06.  Severability of Provisions.....................................30
Section 8.07.  Indulgences; No Waivers........................................30
Section 8.08.  Headings Not To Affect Interpretation..........................30
Section 8.09.  Benefits of Agreement..........................................31
Section 8.10.  Counterparts...................................................31
Section 8.11.  Security Interest..............................................31

EXHIBIT A      FORM OF GRANTOR TRUST CERTIFICATE

EXHIBIT B      FORM OF INVESTMENT AND ERISA REPRESENTATION LETTER

EXHIBIT C      FORM OF SUBSEQUENT TRANSFER AGREEMENT






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     THIS GRANTOR TRUST AGREEMENT  ("Grantor Trust  Agreement" or  "Agreement"),
dated as of May 1, 1998, by and among PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, as Depositor, THE BANK OF NEW YORK, as Grantor Trustee and MASTER FINANCIAL, INC., as Transferor.

     The parties hereto intend that this Grantor Trust Agreement be construed so as to create an "investment trust" formed to facilitate the direct investment by the Grantor Trust Holder in the assets of the Grantor Trust Estate, within the meaning of Section 301.7701-4(c) of the regulations of the U.S. Department of the Treasury, and not a partnership or an association taxable as a corporation, and that the rights, duties, and powers of the Grantor Trustee hereunder be construed so as not to confer on the Grantor Trustee any power to vary the investment of the Grantor Trust Holder by taking advantage of market fluctuations to improve its rate of return.


                                    ARTICLE I



                                   DEFINITIONS


     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Capitalized terms used without definition herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

     Act: The Securities Act of 1933, as amended, and as it may be amended from time to time.

     Authenticating Agent: Any authenticating agent appointed by the Grantor Trustee pursuant to Section 6.10.

     Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 4.02. The initial Certificate Registrar is the Grantor Trustee.

     Claims Administrator: Master Financial, Inc. in its capacity as the claims administrator hereunder.

     Combination Loan: A loan, the proceeds of which were used by the Obligor in combination to finance property improvements and for debt consolidation or other purposes.

     Contract of Insurance: The contract of insurance under Title I covering the FHA Loans under the name The Bank of New York, or any successor thereto, as Contract of Insurance Holder hereunder.

     Contract of Insurance Holder: The Bank of New York, its successors in interest, and any successor thereto pursuant to the terms of this Agreement.

     Cut-Off Date: Close of business on April 30, 1998.

     Corporate Trust Office: The principal office of the Grantor Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, Floor 12 East, New York, New York 10286; Attention: Corporate Trust MBS Administration, or at such other address as the Grantor Trustee may designate from time to time by notice to the Grantor Trust Holder and the Issuer, or the principal corporate trust office of any successor Grantor Trustee at the address designated by such successor Grantor Trustee by notice to the Grantor Trust Holder and the Issuer.

     Custodian: The Bank of New York, a New York banking corporation, as custodian pursuant to the Custodial Agreement.

     DCR: Duff & Phelps Credit Rating Co.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time.

     FHA: The Federal Housing Administration and any successor thereto.

     FHA Insurance: Insurance issued by FHA pursuant to Title I of the National Housing Act of 1934, as amended.

     FHA Loans:The Home Loans designated as FHA Loans on the Home Loan Schedule.

     FHA Premium Account: The account which is an Eligible Account established and maintained by the Indenture Trustee pursuant to Section 5.01(a)(3) of the Sale and Servicing Agreement.

     Grantor Trust Certificate: The pass-through certificate issued pursuant to this Agreement, in substantially the form attached hereto as Exhibit A.

     Grantor Trustee: The Bank of New York, or any successor grantor trustee appointed as herein provided.

     Grantor Trustee Fee: With respect to any Payment Date, the fee payable to the Grantor Trustee pursuant to Section 6.04 as compensation for its activities hereunder.

     Grantor Trust Estate: The corpus of the trust created by this Agreement, consisting of (i) such Home Loans as from time to time are subject to this Agreement as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time including by the addition of Subsequent Loans, the removal of Deleted Home Loans and the addition of Qualified Substitute Home Loans, together with the Servicer's Home Loan Files and the Indenture Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Properties, (iii) all payments in respect of interest and all principal received after the Cut-Off Date and all payments of premiums on FHA Insurance after the Cut-Off Date, (iv) the rights to FHA Insurance and FHA Insurance reserves attributable to the FHA Loans as of the Cut-Off Date, (v) such assets as from time to time are identified as Foreclosure Property, (vi) such assets and funds as are from time to time deposited in the FHA Premium Account, Collection Account and the Pre-Funding Account, including amounts on deposit in such accounts which are invested in Permitted Investments,
(vii) the Depositor's rights under all insurance policies with respect to the Home Loans and any Insurance Proceeds, (viii) Net Liquidation Proceeds, Post-Liquidation Proceeds and Released Mortgaged Property Proceeds, (ix) all rights of the Depositor under the Home Loan Purchase Agreement (other than the Depositor's rights under Article V of the Home Loan Purchase Agreement, which the Depositor shall not assign to the Grantor Trustee) pursuant to which the Depositor acquired the Home Loans from the Transferor, and (x) all proceeds of any of the foregoing.

     Grantor  Trust  Holder:   The  Person  in  whose  name  the  Grantor  Trust
Certificate is registered in the Certificate Register.

     HUD: The United States Department of Housing and Urban Development and any successor thereto.

     Investment Representation Letter: As defined in Section 3.02(d).

     Non-FHA Loans: The Home Loans not designated as FHA Loans on the Home Loan Schedule.

     Non-U.S. Person: A Person that is not considered under the Code (i) a citizen or resident of the United States, (ii) a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Obligor: Each obligor on a Debt Instrument.

     Officers' Certificate: Certificate signed on behalf of the applicable entity by the Chairman of the Board, the Vice Chairman of the Board, the President, any Senior Vice President or Vice President or Managing Director or an Assistant Vice President (each, however denominated), the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, any Trust Officer or other officer of the Depositor or Grantor Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, or an authorized officer of the Depositor, and delivered to the Depositor and/or the Grantor Trustee, as the case may be.

     Opinion of Counsel: A written opinion of counsel acceptable to the Grantor Trustee, who, in the case of an opinion required pursuant to Section 4.02, may be outside or salaried counsel for the Grantor Trust Holder or any affiliate of the Grantor Trust Holder.

     Percentage Interest: With respect to the Grantor Trust Certificate, the undivided percentage interest as specified on the face of the Grantor Trust Certificate.

     Plan:  As defined in Section 4.02(b).

     Sale and Servicing Agreement: The Sale and Servicing Agreement, dated as of May 1, 1998, among PaineWebber Mortgage Acceptance Corporation IV, as depositor, Master Financial, Inc., as servicer, transferor and claims administrator, Master Financial Asset Securitization Trust 1998-2, as issuer, and The Bank of New York, as indenture trustee, grantor trustee and contract of insurance holder.

     Single Certificate: With respect to the Grantor Trust Certificate, a certificate representing a minimum denomination of 100% Percentage Interest.

     Subsequent Transfer Agreement: Each Subsequent Transfer Agreement executed by the Grantor Trustee, Indenture Trustee and the Transferor substantially in the form of Exhibit C attached hereto by which Subsequent Loans are sold and assigned to the Grantor Trustee.

     Title I: Section 2 of Title I of the National Housing Act of 1934, as amended, and the rules and regulations promulgated thereunder as each may be amended from time to time and any successor statute, rules or regulations thereto.


                                   ARTICLE II


                            CONVEYANCE OF HOME LOANS;
                 ORIGINAL ISSUANCE OF GRANTOR TRUST CERTIFICATE


     Section 2.01. Conveyance of the Home Loans. As of the Closing Date, in consideration of the Grantor Trustee's delivery of the Grantor Trust Certificate and a collateral assignment of the Collection Account and the Pre-Funding Account to the Depositor (as initial holder of the Grantor Trust Certificate), the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Grantor Trustee, without recourse, but subject to the other terms and provisions of this Agreement, and in accordance with the requirements for transfer of an insured loan in Title I and 24 C.F.R. Section 201.32(c), all of the right, title and interest of the Depositor in and to the Grantor Trust Estate. The Grantor Trustee does hereby collaterally assign all of its rights in and to the FHA Premium Account, Collection Account and the Prefunding Account and all funds and other investments contained in such accounts to the Grantor Trust Holder.


     Section 2.02. Acceptance by Grantor Trustee; Authentication of Grantor Trust Certificate. As of the Closing Date, the Grantor Trustee acknowledges the conveyance to it of the Grantor Trust Estate, including all right, title and interest of the Depositor in and to the Grantor Trust Estate, receipt of which is hereby acknowledged by the Grantor Trustee and declares that the Grantor Trustee holds and will hold the Home Loans, rights and agreements and other property, including property yet to be received in the Grantor Trust Estate, in trust, upon the trusts herein set forth, for the benefit of all present and future Grantor Trust Holders. Concurrently with such receipt and assignment, the Grantor Trustee has executed, authenticated and delivered to or upon the written order of the Depositor, the Grantor Trust Certificate duly authenticated by the Grantor Trustee in the authorized percentage of 100% Percentage Interest and evidencing the entire beneficial ownership of the Grantor Trust Estate.


     Section 2.03. Ownership and Possession of Home Loan Files. Upon the issuance of the Grantor Trust Certificate, with respect to the Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Grantor Trustee's Home Loan File shall be vested in the Grantor Trustee for the benefit of the Grantor Trust Holder, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Grantor Trustee's Home Loan Files) on behalf of and for the benefit of the Grantor Trust Holder shall remain with the Servicer, and the Custodian shall take possession of the applicable Grantor Trustee's Home Loan Files as contemplated in Section 2.06 hereof.


     Section 2.04. Books and Records. The sale of each Home Loan shall be reflected on the balance sheets and other financial statements of the Depositor, as a sale of assets by the Depositor, under GAAP. Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Grantor Trustee for the benefit of the Grantor Trust Holder.

     It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Home Loans and the other property specified in Section 2.01 hereof from the Depositor to the Grantor Trustee and such property shall not be property of the Depositor. If the assignment and transfer of the Home Loans and the other property specified in Section 2.01 hereof to the Grantor Trustee pursuant to this Agreement or the conveyance of the Home Loans or any of such other property to the Grantor Trustee is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Grantor Trustee a first priority security interest in the entire right, title and interest of the Depositor in and to the Grantor Trust Estate pursuant to Section 2.01 hereof and all proceeds thereof and (ii) this Agreement shall constitute a security agreement under applicable law. Within ten (10) days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Grantor Trustee as "secured party" and describing the Home Loans being sold by the Depositor to the Grantor Trust with the office of the Secretary of State of the state in which the Depositor is located.


     Section 2.05.  Delivery of Home Loan Documents.

     (a) With respect to each Home Loan, the Depositor and the Transferor shall, on the Closing Date, deliver or caused to be delivered to the Custodian, as the designated agent of the Grantor Trustee, each of the following documents (collectively, the "Grantor Trustee's Home Loan File"):

                  (i) The original Debt Instrument, endorsed in blank or in the following form: "Pay to the order of The Bank of New York, as Grantor Trustee under the Trust Agreement, dated as of May 1, 1998, Master Financial Grantor Trust 1998-2, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from origination of the Home Loan to the Transferor;

                  (ii) If such Home Loan is a Mortgage Loan, the original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

                  (iii) If such Home Loan is a Mortgage Loan, the original executed Assignment of Mortgage, in recordable form. The Assignment of Mortgage may be a blanket assignment, to the extent such assignment is effective under applicable law, for Mortgages covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, an Assignment of Mortgage need not be included in the individual Grantor Trustee's Home Loan File;

                  (iv) If such Home Loan is a Mortgage Loan, all original intervening assignments of mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Home Loan to the Transferor (or, if any such assignment of mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of such assignment of mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original assignment submitted for recording); and

                  (v) The original,  or a copy certified by the Transferor to be
         a  true  and  correct  copy  of  the  original,   of  each  assumption,
         modification, written assurance or substitution agreement, if any.

     (b) With respect to each Home Loan, the Transferor and the Depositor shall, on the Closing Date, deliver or caused to be delivered to the Servicer, as the designated agent of the Grantor Trustee, each of the following documents (collectively, the "Servicer's Home Loan Files"): (i) If such Home Loan is an FHA Loan, an original or copy of notice signed by the Obligor acknowledging HUD insurance, (ii) an original or copy of truth-in-lending disclosure, (iii) an original or copy of the credit application, (iv) an original or copy of the consumer credit report, (v) an original or copy of verification of employment and income, or verification of self-employment income, (vi) if such Home Loan is an FHA Loan, an original or copy of evidence of the Obligor's interest in the Property, (vii) if the Home Loan is a Combination Loan, an original or copy of contract of work or written description with cost estimates, if any, (viii) if such Home Loan is an FHA Loan either (x) an original or copy of the completion certificate (or, if such certificate is not yet due, a notice to that effect) or an original or copy of notice of non-compliance, if applicable or (y) an original or copy of report of inspection of improvements to the Property or if such report is not yet due a notice to that effect or an original or copy of notice of non-compliance, if applicable, or (ix) if the Home Loan is a Combination Loan for which the Transferor prepares an inspection report, an original or copy of the report of inspection of improvements to the Property,
(x) to the extent not included in (clause (iii) of this Section 2.04(b), an original or copy of a written verification (or a notice of telephonic verification, with written verification to follow) that the Obligor at the time of origination was not more than 30 days delinquent on any Superior Lien on the Mortgaged Property, (xi) if such Home Loan is an FHA Loan for which an appraisal is required pursuant to the applicable regulations, an original or a copy of an appraisal of the Property as of the time of origination of such FHA Loan or
(xii) if such Home Loan is a Non-FHA Loan and secured by a Mortgage, a copy of the HUD-1 or HUD 1-A Closing Statement indicating the sale price, or an existing Uniform Residential Appraisal Report, or a Drive-by Appraisal documented on FHLMC Form 704, or a tax assessment, or a full Uniform Residential Appraisal Report prepared by a national appraisal firm in accordance with the Transferor's underwriting guidelines, and (xiii) an original or a copy of a title search as of the time of origination with respect to the Property in accordance with the Transferor's underwriting guidelines, (xiv) an original or a copy of a title search as of the time of origination with respect to the Property in accordance with the Transferor's guidelines, and (xv) if such Home Loan is an FHA Loan, any other documents required for the submission of a claim with respect to such FHA Loan to the FHA.

     (c) The Transferor, at the direction of the Depositor, concurrently with the execution and delivery hereof, has delivered to the Indenture Trustee cash in an amount equal to the accrued annual FHA premium due on each FHA Loan to the applicable Cut-Off Date. The Indenture Trustee shall distribute such amounts referred to in the previous sentence into the FHA Premium Account.

     (d) The Grantor Trustee shall cause the Custodian to take and maintain continuous physical possession of the Grantor Trustee's Home Loan Files held by it in the State of California or such other location mutually acceptable to the Issuer, the Transferor and the Grantor Trustee, and in connection therewith, the Custodian shall act solely as agent for the Grantor Trust Holder in accordance with the terms hereof and not as agent for the Transferor or any other party.

     (e) Within 60 days after the Closing Date in the case of Initial Loan or, in the case of the Subsequent Loans, within 60 days of the related Subsequent Transfer Date, the Transferor, at its own expense, shall record each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records; provided, however, that the Transferor need not record any such Assignment of Mortgage in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Transferor (at the Transferor's expense) to the Grantor Trustee, the Indenture Trustee and the Rating Agencies, the recordation of such Assignment of Mortgage is not necessary to protect the Grantor Trustee's and the Grantor Trust Holder's interest in the related Home Loan. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date in the case of Initial Loans or, in the case of Subsequent Loans, within 60 days of the related Subsequent Transfer Date, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than one year after the Closing Date. The Custodian, on behalf of the Grantor Trustee, upon receipt from the Transferor shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Transferor shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Transferor shall be required to submit each such Assignment of Mortgage for recording.

     (f) All recordings required pursuant to this Section 2.05 shall be accomplished by and at the expense of the Transferor.

     Section 2.06.  Acceptance by  the  Grantor  Trustee  of  the   Home  Loans;
                    Certain Substitutions; Certification by the Custodian.

     (a) The Grantor Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Grantor Trustee's Home Loan File for each Home Loan held by it. The Grantor Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Grantor Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Grantor Trustee agrees to cause the Custodian to review each Grantor Trustee's Home Loan File held by it within 45 days after the Closing Date (or, with respect to any Subsequent Loan or any Qualified Substitute Home Loan, within 45 days after the conveyance of the related Home Loan to the Grantor Trust) and to cause the Custodian to deliver to the Transferor, the Depositor, the Grantor Trustee and the Servicer a certification (the "Custodian's Initial Certification") to the effect that, as to each Home Loan listed in the Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified as an exception to such certification), (i) all documents required to be delivered to the Grantor Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.05 hereof), (ii) all documents delivered by the Depositor and the Transferor to the Custodian pursuant to Section 2.05 hereof have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, (iii) based on the examination of the Custodian on behalf of the Grantor Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Grantor Trustee's Home Loan File and (iv) each Debt Instrument has been endorsed as provided in
Section 2.04 hereof. Neither the Grantor Trustee nor the Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Grantor Trustee's Home Loan File should include any of the documents specified in Section 2.05(a)(v) hereof.

     (b) The Servicer's Home Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Grantor Trust Holder and the Grantor Trustee as the owner thereof for so long as this Agreement continues in full force and effect. It is intended that, by the Servicer's agreement pursuant to this Section 2.06(b), the Grantor Trustee shall be deemed to have possession of the Servicer's Home Loan Files for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such documents or instruments are located. The Servicer shall promptly report to the Grantor Trustee any failure by it to hold the Servicer's Home Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Home Loans or such documents or instruments. The Servicer agrees to indemnify the Grantor Trust Holder and the Grantor Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Grantor Trust Holder or the Grantor Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or misconduct of the Grantor Trust Holder or the Grantor Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Grantor Trustee. The Grantor Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

     (c) The Custodian shall, for the benefit of the Grantor Trust Holder, review each Grantor Trustee's Home Loan File within 60 days after the date it delivered a Custodian's Initial Certification and deliver to the Transferor, the Depositor, the Grantor Trustee and the Servicer an updated certification (a "Custodian's Updated Certification"), setting forth those exceptions listed on the Custodian's Initial Certification which continue to exist on the date of the Custodian's Updated Certification. With respect to any Home Loans which are set forth as exceptions in the Custodian's Updated Certification because recorded assignments or original or certified copies of Mortgages have not yet been delivered to the Custodian, the Transferor shall cure such exceptions by delivering such missing documents to the Custodian no later than 360 days after the Closing Date.

     The Custodian agrees, for the benefit of the Grantor Trust Holder, to review each Grantor Trustee's Home Loan File within 360 days after the Closing Date with respect to Initial Loans or within 360 days after the applicable Subsequent Transfer Date with respect to the Subsequent Loans, and to deliver to the Transferor, the Depositor, the Grantor Trustee and the Servicer a final certification (a "Custodian's Final Certification"), setting forth those exceptions listed on the Custodian's Updated Certification which continue to exist on the date of Custodian's Final Certification.

     In performing any such review, the Custodian may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon. Neither the Grantor Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction. If a material defect in a document constituting part of a Grantor Trustee's Home Loan File is discovered, then the Depositor and Transferor shall comply with the cure, substitution and repurchase provisions of
Section 3.05 of the Sale and Servicing Agreement.

                  Section 2.07.     Subsequent Transfers.

     (a) Subject to the satisfaction of the conditions set forth in this Article II and pursuant to the terms of the related Subsequent Transfer Agreement, in consideration of the Indenture Trustee's delivery, on behalf of the Grantor Trustee, on each Subsequent Transfer Date to or upon the order of the Transferor, of all or a portion of the balance of funds in the Pre-Funding Account, the Transferor shall on such Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse to the Grantor Trustee, all of its right, title and interest in and to each Subsequent Loan listed on the related Subsequent Loan Schedule. The transfer by the Transferor to the Grantor Trustee of the Subsequent Loans set forth in the related Subsequent Transfer Agreement shall be absolute and shall be intended by all parties hereto to be treated as a sale by the Transferor to the Grantor Trustee. If the assignment and transfer of the Subsequent Loans and the other property specified in this Section 2.07(a) from the Transferor to the Grantor Trustee pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Transferor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Transferor shall be deemed to have granted and does hereby grant to the Grantor Trustee as of each Subsequent Transfer Date a perfected, first priority security interest in the entire right, title and interest of the Transferor in and to the related Subsequent Loans and all other property conveyed to the Grantor Trustee pursuant to this Section 2.07(a) and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law. The amount released to the Transferor from the Pre-Funding Account shall be one hundred percent (100%) of the aggregate Principal Balances of the Subsequent Loans as of the related Cut-Off Date so transferred.

     (b) The Indenture Trustee, on behalf of the Grantor Trustee and as provided in Section 5.05 of the Sale and Servicing Agreement, shall contribute from the Pre-Funding Account funds in an amount equal to one hundred percent (100%) of the aggregate Principal Balances of the Subsequent Loans as of the related Cut-Off Date so transferred to the Grantor Trustee and use such cash to purchase the Subsequent Loans on behalf of the Grantor Trustee, along with the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Transferor shall have provided the Indenture Trustee, Grantor Trustee and the Rating Agencies with an Addition Notice, which notice shall be given no fewer than two Business Days prior to the related Subsequent Transfer Date and shall designate the Subsequent Loans to be sold to the Grantor Trustee and the aggregate Principal Balances of such Subsequent Loans as of the related Cut-Off Date and the Rating Agencies shall have provided written confirmation that the purchase of such Subsequent Loans will not result in a downgrade, withdrawal or qualification of the ratings then in effect for the Outstanding Notes;

                  (ii) the Transferor shall have deposited in the Collection Account all principal collected after the related Cut-Off Date and interest payments collected after the related Cut-Off Date in respect of each Subsequent Loan and the related Subsequent Cut-Off Date Deposit;

                  (iii) the Transferor shall have delivered an Officer's Certificate to the Indenture Trustee and the Grantor Trustee confirming that, as of each Subsequent Transfer Date, the Transferor was not insolvent, would not be made insolvent by such transfer and was not aware of any pending insolvency;

                  (iv)     the Pre-Funding Period shall not have ended;

                  (v) the Transferor shall have delivered to the Indenture Trustee and the Grantor Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph
         (b) and in the related Subsequent Transfer Agreement;

                  (vi) the Transferor shall have delivered an Officer's Certificate to the Indenture Trustee and the Grantor Trustee confirming that the representations and warranties of the Transferor pursuant to
         Section 3.04 of the Sale and Servicing Agreement (other than to the extent representations and warranties relate to statistical information as to the characteristics of the Initial Loans in the aggregate, except for Section 3.04(2) thereof) and pursuant to Section 3.02 of the Sale and Servicing Agreement are true and correct with respect to the Subsequent Loans and Transferor, as applicable, as of the Subsequent Transfer Date;

                  (vii) the Grantor Trustee shall not purchase a Subsequent Loan unless (A) the Rating Agencies shall consent thereto (which consent shall not be unreasonably withheld and shall be evidenced by a letter from the Rating Agencies) and (B) the following conditions shall have been satisfied: (I) no Subsequent Loans may be 30 or more days contractually delinquent as of the applicable Cut-Off Date; (II) the lien securing any such Subsequent Loan must not be lower than third priority; (III) such Subsequent Loan must have an outstanding Principal Balance of at least $2,500 as of the applicable Cut-Off Date; (IV) the first payment on such Subsequent Loan must be due no later than the last day of the Due Period immediately succeeding the Due Period in which it is transferred, unless the Transferor deposits into the Collection Account 30 days' interest on such Subsequent Loan at the Home Loan Interest Rate less the applicable Servicing Fee rate (each such amount, a "Capitalized Interest Subsequent Deposit"), in which event the first payment on such Subsequent Loan must be due no later than the last day of the second Due Period following the Due Period in which the transfer occurs; (V) such Subsequent Loan is a fully amortizing loan with level payments over the remaining term of no fewer than 10 years and no more than 25 years and the scheduled maturity will be no later than August 28, 2023; (VI) such Subsequent Loan must have a Home Loan Interest Rate of at least 9.99%; (VII) any such Subsequent Loan must have an original Combined Loan-to-Value Ratio of no more than 125%, (VIII) such Subsequent Loan must be underwritten, re-underwritten or reviewed, as applicable, in accordance with the underwriting guidelines of the Transferor in effect at such time or in a manner similar to the Initial Loans, (IX) the representation and warranty contained in Section 3.04(2) of the Sale and Servicing Agreement, concerning the status of the Home Loans on each subsequent Transfer Date under Treasury Regulation Section 301.7701(i)-1, is true, and (X) following the purchase of such Subsequent Loans by the Grantor Trustee, the Home Loans included in the Pool must have a weighted average interest rate and a weighted average remaining term to maturity as of each respective Cut-Off Date comparable to those of the Initial Loans included in the initial Pool;

                  (viii) in connection with the transfer and assignment of the Subsequent Loans, the Transferor shall satisfy the document delivery requirements set forth in Section 2.05 hereof; and

                  (ix) each proposed Subsequent Loan must be listed on the Home Loan Schedule hereto as the same may be amended from time to time with the approval of the Depositor.

     (c) In connection with each Subsequent Transfer Date and on the related Payment Date, the Indenture Trustee shall determine (i) the amount and correct dispositions of the Capitalized Interest Requirement and Pre-Funding Account Earnings for such Payment Date in accordance with the provisions of the Sale and Servicing Agreement and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and the Capitalized Interest Account. In the event that any amounts are released as a result of calculation error by the Indenture Trustee from the Pre-Funding Account or from the Capitalized Interest Account, the Indenture Trustee shall not be liable therefor and the Transferor shall immediately repay such amounts to the Indenture Trustee.


     Section 2.08.  Release and Reconveyance of Home Loans.

     (a) A Home Loan shall be released by the Grantor Trustee and reconveyed to the Transferor at any time (i) after a repurchase or substitution pursuant to
Section 3.05 of the Sale and Servicing Agreement, (ii) after liquidation of the Home Loan in accordance with Section 4.02 of the Sale and Servicing Agreement and the deposit of all Recoveries thereon in the Collection Account, or (iii) upon the termination of a Home Loan (due to, among other causes, a prepayment in full of the Home Loan and sale or other disposition of the related Mortgaged Property), if the Transferor delivers to the Grantor Trustee a written request
(A) identifying the Home Loan and the related Mortgaged Property to be released and reconveyed, (B) requesting the release and reconveyance thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, and
(D) certifying that the amount deposited in the Collection Account (x) equals the Substitution Adjustment related to the Qualified Substitute Home Loan and the Deleted Home Loan released from the Grantor Trust Agreement pursuant to item
(i) above, or (y) equals the entire amount of recoveries received with respect to such Home Loan and the related Mortgaged Property in the event of a release from the Grantor Trust Agreement pursuant to items (ii) or (iii) above.

     (b) The Grantor Trustee shall, if requested by the Servicer, temporarily release or cause the Custodian to temporarily release to the Servicer the Grantor Trustee's Home Loan File held by the Custodian pursuant to the provisions of Section 7.02 of the Sale and Servicing Agreement upon compliance by the Servicer with the provisions thereof.


                                   ARTICLE III



                         REPRESENTATIONS AND WARRANTIES


     Section 3.01. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Grantor Trustee and the Grantor Trust Holder that as of the Closing Date:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under this Agreement and to create the Grantor Trust pursuant to this Agreement;

                  (b) The execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

                  (c) The  Depositor  has the full power and  authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Grantor Trustee and the Transferor, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

                  (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into this Agreement or render the Grantor Trust Certificate invalid, (B) seek to prevent the issuance of the Grantor Trust Certificate or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Grantor Trust Certificate;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Grantor Trust Certificate, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                  (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

                  (h) The Depositor did not convey the Home Loans to the Grantor Trustee with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the conveyance of the Home Loans to the Grantor Trustee;

                  (i) As of the Closing Date, the Depositor had good title to, and was the sole owner of, each Home Loan free and clear of any lien other than any such lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Grantor Trustee good title to, and the Grantor Trustee will be the sole owner of, each Home Loan free and clear of any lien;

                  (j) The Depositor acquired title to each of the Home Loans in good faith, without notice of any adverse claim;

                  (k) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (l) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended; and

                  (m)  The  transfer,  assignment  and  conveyance  of the  Debt
         Instruments and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.






                          THE GRANTOR TRUST CERTIFICATE


     Section 4.01.  The Grantor Trust Certificate.

     (a) The Grantor Trust Certificate shall be issued only in the minimum 100% Percentage Interest of a Single Certificate and shall be substantially in the form attached hereto as Exhibit A. On original issue the Grantor Trust Certificate shall be executed and delivered by the Grantor Trustee to or upon the written order of the Depositor. The Grantor Trust Certificate shall be executed by manual or facsimile signature on behalf of the Grantor Trustee by a Responsible Officer thereof. The Grantor Trust Certificate bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Grantor Trustee shall bind the Grantor Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Grantor Trust Certificate. The Grantor Trust Certificate shall not be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Grantor Trustee, or unless there appears on the Grantor Trust Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon the Grantor Trust Certificate shall be conclusive evidence, and the only evidence, that the Grantor Trust Certificate has been duly countersigned or authenticated and delivered hereunder. The Grantor Trust Certificate shall be dated the date of its countersignature or authentication.


     Section  4.02.  Registration,   Transfer  and  Exchange  of  Grantor  Trust
Certificate.

     (a) The Grantor Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 4.05 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Grantor Trustee shall provide for the registration of the Grantor Trust Certificate and of transfers and exchanges of the Grantor Trust Certificate as herein provided. The Grantor Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering the Grantor Trust Certificate and transfers and exchanges of the Grantor Trust Certificate as herein provided.

     Upon surrender for registration or transfer of the Grantor Trust Certificate at any office or agency maintained for such purpose pursuant to
Section 4.05 (and subject to the provisions of this Section 4.02) the Grantor Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, a new Grantor Trust Certificate of a like 100% Percentage Interest.

     At the option of the Grantor Trust Holder, the Grantor Trust Certificate may be exchanged for a Grantor Trust Certificate of an authorized Percentage Interest of a like 100% Percentage Interest upon surrender of the Grantor Trust Certificate to be exchanged at any such office or agency. Whenever the Grantor Trust Certificate is so surrendered for exchange, the Grantor Trustee shall execute, and shall date, countersign or authenticate, as the case may be (or cause the Authenticating Agent to authenticate) and deliver, the Grantor Trust Certificate which such Grantor Trust Holder making the exchange is entitled to receive. The Grantor Trust Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by, the Grantor Trust Holder or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of the Grantor Trust Certificate, but the Grantor Trustee or the Certificate Registrar may require payment from the Grantor Trust Holder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Grantor Trust Certificate.

     The Grantor Trust  Certificate  surrendered for transfer and exchange shall
be  canceled  by  the  Certificate   Registrar,   the  Grantor  Trustee  or  the
Authenticating Agent in accordance with their standard procedures.

     (b) No sale, transfer or other disposition by the Grantor Trust Holder of the Grantor Trust Certificate (other than (i) the initial transfers of the Grantor Trust Certificate by the Grantor Trustee to the Depositor, and by the Depositor to the Issuer, and (ii) the pledge of the Grantor Trust Certificate by the Issuer to the Indenture Trustee pursuant to the terms of the Indenture) shall be made unless the Grantor Trustee shall have received either (i) a representation letter from the proposed purchaser or transferee of the Grantor Trust Certificate substantially in the form of paragraph 3 of Exhibit B attached hereto, to the effect that such proposed purchaser or transferee is not a Person which is an employee benefit plan subject to the fiduciary responsibility provisions of ERISA or a plan subject to Section 4975 of the Code, or a governmental plan as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), or a Person acting on behalf of any such Plan or using the assets of such Plan to acquire such Certificate or (ii) if such Grantor Trust Certificate is presented for registration in the name of such a Plan subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such Plan, or a governmental plan as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code, or any other Person who is using the assets of any such Plan to effect such acquisition, an Opinion of Counsel in form and substance satisfactory to the Grantor Trustee to the effect that such acquisition and holding of the Grantor Trust Certificate will not constitute or result in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, and will not subject the Grantor Trustee, the Certificate Registrar, the Servicer or the Depositor to any obligation or liability under ERISA or Section 4975 of the Code. The Certificate Registrar shall not register the sale, transfer, pledge or other disposition of the Grantor Trust Certificate unless the Certificate Registrar has received notification and acknowledgment from the Grantor Trustee that they have received either the representation letter described in clause (i) above or the Opinion of Counsel described in clause (ii) above. The costs of any of the foregoing representation letters or Opinions of Counsel shall not be borne by any of the Depositor, the Grantor Trustee, the Certificate Registrar or the Grantor Trust. Any transfer, sale, pledge or other disposition of the Grantor Trust Certificate that would constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or otherwise violate the provisions of this Section 3.02(b) shall be deemed absolutely null and void ab initio, to the extent permitted under applicable law.

     (c) No offer, sale or other transfer of the Grantor Trust Certificate shall be made unless such transfer is made pursuant to an effective registration statement or otherwise in accordance with the requirements under the Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer (other than (i) the initial transfers of the Grantor Trust Certificate by the Grantor Trustee to the Depositor, and by the Depositor to the Issuer, and (ii) the pledge of the Grantor Trust Certificate by the Issuer to the Indenture Trustee pursuant to the terms of the Indenture) is to be made in reliance upon an exemption from the Act, and under the applicable state securities laws, then either: (i) the Certificate Registrar shall require that the transferee deliver to the Certificate Registrar an investment representation letter (the "Investment Representation Letter") substantially in the form of Exhibit B attached hereto, which Investment Representation Letter shall certify, among other things, that the transferee is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or a "qualified institutional buyer" as defined in Rule 144A under the Act, and the Certificate Registrar may also require that the transferee deliver to the Certificate Registrar an Opinion of Counsel if such transferee is not a qualified institutional buyer within the meaning of Rule 144A under the Act; or
(ii) if the certifications described in the preceding clause (i) cannot be provided (A) the Certificate Registrar shall require an Opinion of Counsel reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from registration or qualification under the Act, applicable state securities laws and other relevant laws, which Opinion of Counsel shall not be an expense of the Certificate Registrar, the Depositor, the Grantor Trust or the Grantor Trustee, and (B) the Certificate Registrar shall require the transferor to execute a certification in form and substance satisfactory to the Certificate Registrar setting forth the facts surrounding such transfer. In each case, the Certificate Registrar will be entitled without further investigation to rely upon such certification or Opinion of Counsel. The Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar, the Grantor Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. None of the Depositor, the Grantor Trustee or the Certificate Registrar is under any obligation to register or qualify the Grantor Trust Certificate.

     Unless the Grantor Trust Certificate has been registered under the Act, the Grantor Trust Certificate shall bear a legend substantially to the following effect:

                  THIS GRANTOR TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS GRANTOR TRUST CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, PROVIDED, HOWEVER, THAT THIS GRANTOR TRUST CERTIFICATE SHALL BE PLEDGED BY THE HOLDER THEREOF TO THE INDENTURE TRUSTEE PURSUANT TO THE TERMS OF THE INDENTURE.

                  THE HOLDER OF THIS GRANTOR TRUST CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH GRANTOR TRUST CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS GRANTOR TRUST CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE DEPOSITOR REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE GRANTOR TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS GRANTOR TRUST CERTIFICATE, EXCEPT IN THE CASE OF THE PLEDGE DESCRIBED ABOVE AND THE INITIAL TRANSFERS OF THIS GRANTOR TRUST CERTIFICATE BY THE GRANTOR TRUSTEE TO THE DEPOSITOR, AND BY THE DEPOSITOR TO THE ISSUER.

                  THE INITIAL INVESTOR IN THIS GRANTOR TRUST CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS GRANTOR TRUST CERTIFICATE, BY PURCHASING THIS GRANTOR TRUST CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE GRANTOR TRUST
                  AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT B TO THE GRANTOR TRUST AGREEMENT IF SUCH TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER OR AN ACCREDITED INSTITUTIONAL INVESTOR, AND MAY ALSO BE REQUIRED TO DELIVER AN OPINION OF COUNSEL IF SUCH TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A.


     Section 4.03. Mutilated, Destroyed, Lost or Stolen Grantor Trust Certificate. If (i) the Grantor Trust Certificate is surrendered to the Grantor Trustee or the Authenticating Agent as mutilated or the Grantor Trustee or the
Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of the Grantor Trust Certificate, and (ii) there is delivered to the Grantor Trustee or Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Grantor Trustee or Authenticating Agent that the Grantor Trust Certificate has been acquired by a bona fide purchaser, the Grantor Trustee shall execute and countersign or authenticate (or cause the Authenticating Agent to authenticate), as the case may be, and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Grantor Trust Certificate, a new Grantor Trust Certificate of like 100% Percentage Interest. Upon the issuance of a new Grantor Trust Certificate under this Section, the Grantor Trustee or the Certificate Registrar may require from the Grantor Trust Holder the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Grantor Trustee or Authenticating Agent) in connection therewith. Unless a bona fide purchaser of the original Grantor Trust Certificate presents such Grantor Trust Certificate, any duplicate Grantor Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Grantor Trust, as if originally issued, whether or not the lost, stolen, or destroyed Grantor Trust Certificate shall be found at any time.


     Section 4.04. Persons Deemed Owners. Prior to the due presentation of the Grantor Trust Certificate for registration or transfer, the Depositor, the Grantor Trustee, the Certificate Registrar and any agent of the Depositor, the Grantor Trustee or the Certificate Registrar may treat the Person in whose name the Grantor Trust Certificate is registered as the owner of the Grantor Trust Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Depositor, the Grantor Trustee, the Certificate Registrar nor any agent of the Depositor, the Grantor Trustee or the Certificate Registrar shall be affected by notice to the contrary.


     Section 4.05. Maintenance of Office or Agency. The Grantor Trustee will maintain, at its expense, an office or agency where the Grantor Trust Certificate may be surrendered for registration or transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Grantor Trust Certificate and this Agreement may be served. The Grantor Trustee initially designates its Corporate Trust Office as its offices and agencies for said purposes.


                                    ARTICLE V


                             GRANTOR TRUST ACCOUNTS;
                        PAYMENTS TO GRANTOR TRUST HOLDER


     Section 5.01. Collection Account. The Servicer, on behalf of the Grantor Trustee shall establish and maintain with, and in the name of, the Indenture Trustee, one or more collection accounts (the "Collection Account") for the benefit of the Grantor Trust Holder pursuant to the terms of Section 5.01(a) of the Sale and Servicing Agreement. The Servicer shall make deposits into the Certificate Account in accordance with Section 5.01(b)(1) of the Sale and Servicing Agreement. All amounts so deposited in the Collection Account shall be held by the Indenture Trustee, on behalf of the Grantor Trustee, as part of the Grantor Trust Estate as herein provided, subject to withdrawal as set forth in
Section 5.02 of this Agreement.


     Section 5.02. Distributions from Collection Account.

     (a) On the second Business Day prior to each Payment Date, so long as the Issuer or its assignee is the Grantor Trust Holder, the Indenture Trustee, in accordance with Section 5.01(b)(2) of the Sale and Servicing Agreement, shall withdraw from the Collection Account the Available Collection Amount for such Payment Date and deposit such amount into the Note Payment Account. Such deposits into the Note Payment Account from the Collection Account shall be deemed to constitute distributions to and on behalf of the Grantor Trust Holder.

     (b) The Indenture Trustee may also make withdrawals from the Collection Account pursuant to Section 5.01(b)(3) of the Sale and Servicing Agreement.


     Section 5.03. Pre-Funding Account. The Servicer, on behalf of the Grantor Trustee shall establish and maintain with, and in the name of, the Indenture Trustee, a Pre-Funding Account (the "Pre-Funding Account") for the benefit of the Grantor Trust Holder pursuant to the terms of Section 5.05 of the Sale and Servicing Agreement. On the Closing Date, the Grantor Trustee will deposit in the Pre-Funding Account the Pre-Funding Amount. On each Subsequent Transfer Date, upon satisfaction of the conditions set forth in Section 2.07 with respect to such transfer, the Indenture Trustee, on behalf of the Grantor Trustee, shall withdraw from the Pre-Funding Account an amount equal to the Principal Balances of the Subsequent Loans transferred to the Grantor Trust on such Subsequent Transfer Date and distribute such amount to or upon the written order of the Transferor. All other withdrawals from the Pre-Funding Account shall be made by the Indenture Trustee pursuant to Section 5.05 of the Sale and Servicing Agreement.


                                   ARTICLE VI



                         CONCERNING THE GRANTOR TRUSTEE


     Section 6.01. Duties of Grantor Trustee. The Grantor Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

     The Grantor Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Grantor Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement but the Grantor Trustee shall not be required to determine, confirm or recalculate information contained in such instruments.

     No provision of this Agreement shall be construed to relieve the Grantor Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

     (i) The duties and obligations of the Grantor Trustee shall be determined solely by the express provisions of this Agreement, the Grantor Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee and, in the absence of bad faith on the part of the Grantor Trustee, the Grantor Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Grantor Trustee and conforming to the requirements of this Agreement;

     (ii)The Grantor Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Grantor Trust Holder relating to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee, or exercising any trust or power conferred upon the Grantor Trustee, under this Agreement; and

     (iii) The Grantor Trustee shall not be personally liable for any error of judgment made in good faith by any Responsible Officer, unless it shall be proved that the Grantor Trustee or such Responsible Officer was negligent in ascertaining the pertinent facts.

     None of the provisions contained in this Agreement shall require the Grantor Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties as Grantor Trustee hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 6.02. Certain Matters Affecting the Grantor Trustee. Except as otherwise provided in Section 6.01:

     (i) The Grantor Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (ii)The Grantor Trustee may consult with counsel of its selection, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (iii) The Grantor Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (iv)The Grantor Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

     (v) All rights of action under this Agreement or under the Grantor Trust Certificate, enforceable by the Grantor Trustee, may be enforced by it without the possession of the Grantor Trust Certificate, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Grantor Trustee shall be brought in its name for the benefit the Grantor Trust Holder, subject to the provisions of this Agreement; and

     (vi)To the extent applicable to its duties hereunder, the Grantor Trustee shall comply with the requirements of Title I with respect to all FHA Loans.


     Section 6.03. Grantor Trustee not Required to Make Investigation. The Grantor Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document (provided the same appears regular on its face) or to take any remedial action, unless directed in writing to do so by the Grantor Trust Holder; provided however, that if the payment to the Grantor Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of any such investigation or the taking of any such remedial action so directed by the Grantor Trust Holder is, in the opinion of the Grantor Trustee, not reasonably assured to the Grantor Trustee by the security afforded to it by the terms of this Agreement, the Grantor Trustee may require reasonable security or indemnity for the payment or reimbursement of any such expense or security for any such liability as a condition to so proceeding. The reasonable expense of every such investigation so directed by the Grantor Trust Holder shall be paid by the Grantor Trust Holder or, if paid by the Grantor Trustee, shall be repaid by the Grantor Trust Holder upon demand.


     Section 6.04. Grantor Trustee's Fees. The Grantor Trustee shall be entitled to be paid the Grantor Trustee Fee pursuant to Section 5.01(c) of the Sale and Servicing Agreement. Except as otherwise provided herein, the Grantor Trustee will be responsible for all ordinary expenses it incurs in respect of any of its duties or obligations hereunder and will not be entitled to any additional amounts. The Grantor Trustee acknowledges and agrees that the Grantor Trustee Fee constitutes reasonable compensation for its activities as Grantor Trustee hereunder.


     Section 6.05. Compliance with Code. The Grantor Trustee shall be authorized to and shall prepare and file and furnish to the Grantor Trust Holder, or cause to be prepared and filed and furnished, all federal, and if applicable, state and local income tax and information returns or reports relating to the Grantor Trust (including, without limitation, information with respect to interest or discount income, gain or loss with respect to the Home Loans and reinvestment income, gain or loss with respect to the Pre-Funding Account and the Collection Account) at the time and in the manner required by the Code. In connection with the filing of any such returns, the Grantor Trustee shall have the right to employ accountants and other personnel to assist in the preparation of such filings.


     Section 6.06. Eligibility Requirements for Grantor Trustee. The Grantor Trustee hereunder shall at all times be a corporation having its principal office in a state and city acceptable to the Depositor, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that the Grantor Trustee's separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, and shall be subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of this Section, the Grantor Trustee shall resign immediately in the manner and with the effect specified in
Section 6.07.


     Section 6.07. Resignation and Removal of Grantor Trustee. The Grantor Trustee may resign and be discharged from the trust hereby created only by (i) giving written notice of resignation to the Depositor and the Grantor Trust Holder and (ii) arranging for a successor trustee to be appointed. The successor trustee shall be acceptable to the Grantor Trust Holder, shall be eligible in accordance with the provisions of Section 6.06, and shall be compensated solely
(A) pursuant to the provisions of this Agreement, and (B) if such arrangement is not acceptable to such successor, pursuant to an arrangement between the successor trustee and the Transferor. Any such resignation of the Grantor Trustee shall only be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the resigning Grantor Trustee, one copy to the successor trustee and one copy to the Depositor. If no successor trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice of resignation or removal (as provided below), the resigning or removed Grantor Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request for the Grantor Trustee's resignation by the Grantor Trust Holder, or if at any time the Grantor Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to the Grantor Trustee, or a receiver of the Grantor Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee or of its property or affairs for the purpose of rehabilitation, conversion or liquidation, or in order to change the status of the Grantor Trust for state tax reasons, then the Grantor Trust Holder shall remove the Grantor Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Grantor Trustee so removed, one copy to the successor trustee and one copy to the Depositor.

     The Grantor Trust Holder may at any time remove the Grantor Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set of which shall be delivered to the Grantor Trustee so removed and one complete set of which shall be delivered to the successor so appointed.

     Any resignation or removal of the Grantor Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 6.08.


     Section 6.08. Successor Grantor Trustee. Any successor trustee appointed as provided in Section 6.07 shall execute, acknowledge and deliver to the Grantor Trust Holder, the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor trustee, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee documents and statements relating to the Grantor Trust Estate held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 6.06.


     Section 6.09. Merger or Consolidation of Grantor Trustee. Any Person into which the Grantor Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Grantor Trustee shall be a party, or any Person succeeding to the business of the Grantor Trustee, shall be the successor of the Grantor Trustee hereunder, provided that
(i) such Person shall be eligible under the provisions of Section 6.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Grantor Trustee shall deliver an opinion of counsel to the Depositor to the effect that such merger, consolidation, sale or transfer will not subject the Grantor Trust to federal, state or local tax.


     Section 6.10. Authenticating Agent. The Grantor Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Grantor Trustee in authenticating or countersigning the Grantor Trust Certificate. Wherever reference is made in this Agreement to the authentication of the Grantor Trust Certificate by the Grantor Trustee or the Grantor Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Grantor Trustee by the Authenticating Agent and a certification of authentication executed on behalf of the Grantor Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Depositor and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Depositor, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or state authorities.

     Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Grantor Trustee or the Authenticating Agent.

     The Authenticating Agent may at any time resign by giving at least 30 day's advance written notice of resignation to the Grantor Trustee and the Depositor. The Grantor Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice to the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time the
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Grantor Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Depositor, and shall give written notice of such appointment to the Depositor, and shall mail notice of such appointment to the Grantor Trust Holder. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10.

     The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Grantor Trustee. Any compensation paid to the Authenticating Agent shall be at the expense of the Grantor Trustee pursuant to Section 6.04.


                                   ARTICLE VII



                                   TERMINATION


     Section 7.01. Termination. The respective obligations and responsibilities of the Depositor and the Grantor Trustee created hereby and the Grantor Trust created hereby shall terminate only upon the liquidation of all the Home Loans or an optional termination pursuant to Section 11.02 of the Sale and Servicing Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States of America to the Court of St. James's, living on the date thereof.

     Section 7.02.  Procedure Upon Termination of Grantor Trust.

     (a) Notice of any termination pursuant to the provisions of Section 7.01, specifying the Payment Date upon which the final distribution shall be made, shall be given promptly by the Grantor Trustee by first class mail to the Grantor Trust Holder. Such notice shall specify (A) the Payment Date upon which final distribution on the Grantor Trust Certificate will be made upon presentation and surrender of the Grantor Trust Certificate at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Payment Date is not applicable, distribution being made only upon presentation and surrender of the Grantor Trust Certificate at the office or agency of the Grantor Trustee therein specified. The Grantor Trustee shall give such notice to the Depositor and the Certificate Registrar at the time such notice is given to the Grantor Trust Holder.

     (b) In the event that the Grantor Trust Holder does not surrender the Grantor Trust Certificate for cancellation within three months after the time specified in the above-mentioned written notice, the Grantor Trustee shall give a second written notice to the Grantor Trust Holder to surrender the Grantor Trust Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Grantor Trust Certificate shall not have been surrendered for cancellation, the Grantor Trustee may take appropriate steps to contact the Grantor Trust Holder concerning surrender of the Grantor Trust Certificate, and the cost thereof shall be paid out of the amounts distributable to such Grantor Trust Holder. If within two years after the second notice the Grantor Trust Certificate shall not have been surrendered for cancellation, the Grantor Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to the Grantor Trust Holder for the benefit of the Grantor Trust Holder. No interest shall accrue on any amount held by the Grantor Trustee and not distributed to a Grantor Trust Holder due to such Grantor Trust Holder's failure to surrender its Grantor Trust Certificate for payment of the final distribution therein in accordance with this Section.


                                  ARTICLE VIII



                            MISCELLANEOUS PROVISIONS


     Section 8.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


     Section 8.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.


     Section 8.03.  Amendment.

     (a) This Agreement may be amended from time to time by the Depositor, the Transferor and the Grantor Trustee with the consent of the Grantor Trust Holder; provided, however, any amendments relating to or affecting Article VII or this
Section 8.03, or any other provision of this Agreement relating to termination of the Grantor Trust, amendment of this Agreement, shall also require the consent of all of the holders of all of the Notes.

     (b) Promptly after the execution of any such amendment, the Grantor Trustee shall furnish written notification of the substance of such amendment to the Grantor Trust Holder and the Depositor.

     (c) It shall be necessary for the consent of the Grantor Trust Holder under this Section 8.03 for the Holders to approve the particular form of any proposed amendment. The manner of obtaining such consent and of evidencing the authorization of the execution thereof by the Grantor Trust Holder shall be subject to such reasonable rules and procedures as the Grantor Trustee may prescribe.

     (d) Prior to the execution of any amendment to this Agreement the Grantor Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Grantor Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Grantor Trustee's own rights, duties or immunities under this Agreement or otherwise.


     Section 8.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.


     Section 8.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by
(a) in the case of Depositor, to PaineWebber Mortgage Acceptance Corporation IV, 1285 Avenue of the Americas, New York, New York 10019, Attention: John Fearey, Esq., (b) in the case of the Grantor Trustee, to The Bank of New York, 101 Barclay Street, Floor 12 East, New York, New York 10286; Attention: Corporate Trust MBS Administration, and (c) in the case of the Transferor, to Master
Financial,  Inc., 333 South Anita Drive,  Orange,  California 92868,  Attention:
Kristi Carlson; or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. Any notice required or permitted to be mailed to a Grantor Trust Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not a Grantor Trust Holder receives such notice.


     Section 8.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Grantor Trust Certificate or the rights of the Grantor Trust Holder thereof.


     Section 8.07. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.


     Section 8.08. Headings Not To Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.


     Section 8.09. Benefits of Agreement. Nothing in this Agreement or in the Grantor Trust Certificate, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Grantor Trust Holder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement; provided, however, that notwithstanding the foregoing, the holders of the Notes are and shall be intended third party beneficiaries of this Agreement with respect to Section 8.03 hereof.


     Section 8.10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.


     Section 8.11. Security Interest. It is the express intent of the parties hereto that the conveyance of the Home Loans and the other assets included in the Grantor Trust Estate by the Depositor be treated for all purposes as a sale by the Depositor of all of its right, title and interest in and to the Grantor Trust Estate. The Depositor hereby pledges and grants to the Grantor Trustee a security interest in the Depositor's interest in the Grantor Trust Estate to secure payment (in the event of recharacterization notwithstanding the parties' intent) and performance by the Depositor of its obligations hereunder.

                            [SIGNATURE PAGE FOLLOWS]

NYLIB1/0247732.03

     IN WITNESS WHEREOF, the Depositor, the Transferor and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first written above.


                                       PAINEWEBBER MORTGAGE ACCEPTANCE
                                       CORPORATION IV, as Depositor


                                       By: _________________________________
                                            Barbara J. Dawson
                                            Senior Vice President


                                       MASTER FINANCIAL, INC., as Transferor


                                       By: _________________________________
                                            Name:
                                            Title:


                                       THE BANK OF NEW YORK, as Grantor Trustee


                                       By: _________________________________
                                            Name:
                                            Title:

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )



     On this ___ day of May, 1998, before me, a notary public in and for the State of New York, personally appeared Barbara J. Dawson, known to me who, being by me duly sworn, did depose and say that she resides at ___________________; that she is a Senior Vice President of PaineWebber Mortgage Acceptance Corporation IV, one of the parties that executed the foregoing instrument and that she is authorized by PaineWebber Mortgage Acceptance Corporation IV to sign her name thereto.

                                                         _______________________
                                                         Notary Public
[NOTARIAL SEAL]

STATE OF _______________              )
                                      )  ss.:
COUNTY OF ______________              )



     On this ___ day of May, 1998, before me, a notary public in and for the State of _____________, personally appeared _____________, known to me who, being by me duly sworn, did depose and say that he resides at ___________________; that he is a __________________ of Master Financial, Inc., one of the parties that executed the foregoing instrument and that he is authorized by Master Financial, Inc. to sign his name thereto.

                                                       _________________________
                                                       Notary Public
[NOTARIAL SEAL]

STATE OF _______________              )
                                      )  ss.:
COUNTY OF ______________              )



     On this ___ day of May, 1998, before me, a notary public in and for the State of _________, personally appeared _____________, known to me who, being by me duly sworn, did depose and say that he resides at ___________________; that he is a __________________ of The Bank of New York, one of the parties that executed the foregoing instrument and that he is authorized by The Bank of New York to sign his name thereto.

                                                      __________________________
                                                      Notary Public
[NOTARIAL SEAL]

                                    EXHIBIT A

                        FORM OF GRANTOR TRUST CERTIFICATE

THIS GRANTOR TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS GRANTOR TRUST CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, PROVIDED, HOWEVER, THAT THIS GRANTOR TRUST CERTIFICATE SHALL BE PLEDGED BY THE HOLDER THEREOF TO THE INDENTURE TRUSTEE PURSUANT TO THE TERMS OF THE INDENTURE.

THE HOLDER OF THIS GRANTOR TRUST CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH GRANTOR TRUST CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS GRANTOR TRUST CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO
THE DEPOSITOR REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
(A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE GRANTOR TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS GRANTOR TRUST CERTIFICATE, EXCEPT IN THE CASE OF THE PLEDGE DESCRIBED ABOVE AND THE INITIAL TRANSFERS OF THIS GRANTOR TRUST CERTIFICATE BY THE GRANTOR TRUSTEE TO THE DEPOSITOR, AND BY THE DEPOSITOR TO THE ISSUER.

THE INITIAL INVESTOR IN THIS GRANTOR TRUST CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS GRANTOR TRUST CERTIFICATE, BY PURCHASING THIS GRANTOR TRUST CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE GRANTOR TRUST AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT B TO THE GRANTOR TRUST AGREEMENT IF SUCH TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER OR AN ACCREDITED INSTITUTIONAL INVESTOR, AND MAY ALSO BE REQUIRED TO DELIVER AN OPINION OF COUNSEL IF SUCH TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A.

THIS GRANTOR TRUST CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED UNLESS THE GRANTOR TRUSTEE SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH GRANTOR TRUST CERTIFICATE IN FORM AND SUBSTANCE SATISFACTORY TO THE GRANTOR TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE SUCH GRANTOR TRUST CERTIFICATE OR (ii) IF SUCH GRANTOR TRUST CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF SUCH A PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE GRANTOR TRUSTEE TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH GRANTOR TRUST CERTIFICATE (WITHOUT REGARD TO THE IDENTITY OR NATURE OF THE OTHER HOLDERS OF SUCH GRANTOR TRUST CERTIFICATE) WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE GRANTOR TRUSTEE, THE CERTIFICATE REGISTRAR, THE SERVICER OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY UNDER ERISA OR SECTION 4975 OF THE CODE.

THE HOLDER OF THIS GRANTOR TRUST CERTIFICATE WILL BE TREATED AS THE OWNER OF A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN THE HOME LOANS. EACH TRANSFEREE OF THIS GRANTOR TRUST CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS GRANTOR TRUST CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 4.02 OF THE GRANTOR TRUST AGREEMENT.

                      MASTER FINANCIAL GRANTOR TRUST 1998-2

                        evidencing an interest in a trust
                      the assets of which consist primarily
                                of the Home Loans

Certificate No. __


Percentage Interest evidenced
by this Grantor Trust Certificate:  100%

First Payment Date:  May, 1998

     THIS CERTIFIES THAT THE BANK OF NEW YORK, as Indenture Trustee is the registered owner of the Percentage Interest evidenced by this Grantor Trust Certificate in monthly distributions to the Grantor Trust Holder with respect to the Grantor Trust consisting of a trust the assets of which consist primarily of the Home Loans. The Grantor Trust was created pursuant to a Grantor Trust Agreement dated as of May 1, 1998 ("Agreement") among PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"), Master Financial, Inc. (the "Transferor"), and The Bank of New York, as Grantor Trustee (the "Grantor Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Grantor Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Grantor Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on this Grantor Trust Certificate to the Person in whose name this Grantor Trust
Certificate is registered at the close of business on the last day of the calendar month preceding the month of such distribution, or if such day is not a Business Day, the Business Day immediately preceding such day, in an amount equal to the product of the Percentage Interest evidenced by this Grantor Trust Certificate and the amount required to be distributed to the Grantor Trust Holder on such Payment Date pursuant to Section 5.02 of the Agreement.

     Distributions on this Grantor Trust Certificate will be made by the Grantor Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person notifies the Grantor Trustee in writing at least five Business Days prior to a Payment Date that such payments are to be made by wire transfer of immediately available funds to the account specified by such person. Notwithstanding the above, the final distribution on this Grantor Trust Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Grantor Trust Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No offer, sale, or other transfer of the Grantor Trust Certificate (other than the initial transfers of the Grantor Trust Certificate by the Grantor Trustee to the Depositor, and by the Depositor to the Issuer) shall be made unless such transfer is made pursuant to an effective registration statement or otherwise in accordance with the requirements under the Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer (other than the initial transfer by the Grantor Trustee to the Depositor or one by the Depositor or an affiliate thereof) is to be made in reliance upon an exemption from the Act, and under the applicable state securities laws, then either: (i) the Certificate Registrar shall require that the transferee deliver to the Certificate Registrar an investment representation letter (the "Investment Representation Letter") substantially in the form of Exhibit B to the Grantor Trust Agreement, which Investment Representation Letter shall certify, among other things, that the transferee is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or a "qualified institutional buyer" as defined in Rule 144A under the Act, and the Certificate Registrar may also require that the transferee deliver to the Certificate Registrar an Opinion of Counsel if such transferee is not a qualified institutional buyer within the meaning of Rule 144A under the Act; or
(ii) if the certifications described in the preceding clause (i) cannot be provided (A) the Certificate Registrar shall require an Opinion of Counsel reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from registration or qualification under the Act, applicable state securities laws and other relevant laws, which Opinion of Counsel shall not be an expense of the Certificate Registrar, the Depositor, the Grantor Trust or the Grantor Trustee, and (B) the Certificate Registrar shall require the transferor to execute a certification in form and substance satisfactory to the Certificate Registrar setting forth the facts surrounding such transfer. In each case, the Certificate Registrar will be entitled without further investigation to rely upon such certification or Opinion of Counsel. A Grantor Trust Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar, the Grantor Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Grantor Trust Holder shall pledge the Grantor Trust Certificate to the Indenture Trustee pursuant to the terms of the Indenture.

     The Agreement does not permit the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Grantor Trustee and the Transferor and the rights of the Grantor Trust Holder under the Agreement without the consent of Grantor Trust Holder; provided, however, any amendments relating to or affecting Article VII or Section 8.03, or any other provision of the Agreement relating to termination of the Grantor Trust or amendment of the Agreement, shall require the consent of all of the holders of all of the Notes.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Grantor Trust Certificate is registrable in the Certificate Register upon surrender of this Grantor Trust Certificate for registration of transfer at the office or agency appointed by the Grantor Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Grantor Trustee and the Certificate Registrar, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon a new Grantor Trust Certificate of authorized 100% Percentage Interest will be issued to the designated transferee.

     The Grantor Trust Certificate is issuable only as a registered Grantor Trust Certificate without coupons in the Percentage Interest specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Grantor Trust Certificate is exchangeable for a new Grantor Trust Certificate of authorized 100% Percentage Interest, as requested by the Grantor Trust Holder surrendering the same.

     The Grantor Trust Holder may at any time remove the Grantor Trustee with or without cause, and appoint a successor trustee. If such removal is without cause, the Grantor Trust Holder shall be responsible for making satisfactory arrangements for compensation of the successor trustee.

     No service charge will be made for any such registration of transfer or exchange, but the Grantor Trustee or the Certificate Registrar may require payment from the Grantor Trust Holder of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Grantor Trustee and the Certificate Registrar, and any agent of the Depositor, the Grantor Trustee or the Certificate Registrar, may treat the Person in whose name this Grantor Trust Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Grantor Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement in respect of the Grantor Trust Certificate and the Grantor Trust created thereby shall terminate only upon the liquidation of all the Home Loans or the Majority Residual Interest Holders' purchase of all the Home Loans pursuant to Section 11.02 of the Sale and Servicing Agreement; provided, however, that the Trust Fund will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement.

     Unless this Grantor Trust Certificate has been countersigned by an authorized officer of the Grantor Trustee, by manual signature, this Grantor Trust Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Grantor Trustee has caused this Grantor Trust Certificate to be duly executed as of the date set forth below.


                                        THE BANK OF NEW YORK, as Grantor Trustee


                                        By:  ___________________________________
                                             Name:
                                             Title:



Countersigned:

Dated:

THE BANK OF NEW YORK, as Grantor Trustee


By:  ___________________________________
     Name:
     Title:

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto______________________________________________________

______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
   (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Grantor Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Grantor Trust.

     I (We) further direct the Certificate Registrar to issue a new Grantor Trust Certificate of a like Percentage Interest, to the above named assignee and deliver such Grantor Trust Certificate to the following address:
______________________________________________________________________
Social Security or other Identifying Number of Assignee:
______________________________________________________________________

Dated:

                                       ___________________________________
                                       Signature by or on behalf of assignor

                                       ___________________________________
                                       Signature Guaranteed

                           [DISTRIBUTION INSTRUCTIONS]

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to ________________________________________________________________ for the account of ______________________________________________ account number ______________, or, if mailed by check, to ____________________________________________________.
_________________________________________.   Applicable   statements  should  be
mailed to _____________________________________________________________________.

     This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT B

               FORM OF INVESTMENT AND ERISA REPRESENTATION LETTER

The Bank of New York as Grantor Trustee and Certificate Registrar
101 Barclay Street, Floor 12 East
New York, New York 10286
Attention: Corporate Trust MBS Administration

                  Re: Transfer of Master Financial Grantor Trust 1998-2, Grantor Trust Certificate

Ladies and Gentlemen:

     This letter is delivered pursuant to Section 4.02 of the Trust Agreement dated as of May 1, 1998 (the "Trust Agreement"), by and among PaineWebber Mortgage Acceptance Corporation IV, as Depositor, Master Financial, Inc., as Transferor, and The Bank of New York, as Grantor Trustee, on behalf of the holders of Master Financial Grantor Trust 1998-2 Grantor Trust Certificate (the "Grantor Trust Certificate"), in connection with the transfer by _________________ (the "Seller") to the undersigned (the "Purchaser") of a 100% Percentage Interest in the Grantor Trust Certificate. Terms used but not defined herein shall have the meanings ascribed thereto in the Trust Agreement.

     In connection with such transfer, the undersigned hereby represents and warrants to you as follows:

     [[For Institutional Accredited Investors] 1. The Purchaser is an "institutional accredited investor" (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Grantor Trust Certificate, and the Purchaser and any accounts for which it is acting are each able to bear the economic risk of the Purchaser's or such account's investment. The Purchaser is acquiring the Grantor Trust Certificate purchased by it for its own account or for one or more accounts (each of which is an "institutional accredited investor") as to each of which the Purchaser exercises sole investment discretion. The Purchaser hereby undertakes to reimburse the Grantor Trustee for any costs incurred by it in connection with this transfer.]

     [[For Qualified Institutional Buyers only] 1. The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) of Rule 144A.]

     2. The  Purchaser's  intention is to acquire the Grantor Trust  Certificate
(a) for investment for the Purchaser's own account or (b) for resale to (i) "qualified institutional buyers" in transactions under Rule 144A, and not in any event with the view to, or for resale in connection with, any distribution thereof, or (ii) to "institutional accredited investors" meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act, pursuant to any other exemption from the registration requirements of the Securities Act, subject in the case of this clause (ii) to
(a) the receipt by the Certificate Registrar of a letter substantially in the form hereof, (b) the receipt by the Certificate Registrar of an opinion of counsel acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act, (c) the receipt by the Certificate Registrar of such other evidence acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws, and (d) a written undertaking to reimburse the Grantor Trust for any costs incurred by it in connection with the proposed transfer. The Purchaser understands that the Grantor Trust Certificate (and any subsequent Grantor Trust Certificate) has not been registered under the Securities Act, by reason of a specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.

     3. The Purchaser is not a Person which is an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), or a Person acting on behalf of any such Plan or using the assets of such Plan to acquire such Grantor Trust Certificate.

     4. The Purchaser acknowledges that the Grantor Trust Certificate (and any Grantor Trust Certificate issued on transfer or exchange thereof) has not been registered or qualified under the Securities Act or the securities laws of any State or any other jurisdiction, and that the Grantor Trust Certificate cannot be resold unless it is registered or qualified thereunder or unless an exemption from such registration or qualification is available.

     5. The Purchaser hereby undertakes to be bound by the terms and conditions of the Trust Agreement in its capacity as an owner of the Grantor Trust Certificate (the "Grantor Trust Holder"), in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Grantor Trust, the Grantor Trustee, the Certificate Registrar and all Grantor Trust Holders present and future.

     6. The Purchaser will not sell or otherwise transfer any portion of the Grantor Trust Certificate, except in compliance with Section 4.02 of the Trust Agreement.

        [Please make all payments due on the Grantor Trust Certificate:*

_____   (a)  by wire  transfer to the  following  account at a bank or entity in
             New York,  New York, having appropriate facilities therefore:

             Account number _________  Institution __________________

_____   (b)  by mailing a check or draft to the following address:

                                            ________________________

                                            ________________________

                                            ________________________

                                            Very truly yours,

                                            __________________________
                                            [The Purchaser]

                                            By: ______________________

                                                Name:

                                                Title:

Dated:  ____ __, ____

Receipt hereby acknowledged:


___________________________________
*    Please select (a) or (b).

                                    EXHIBIT C

     SUBSEQUENT TRANSFER AGREEMENT (the "Subsequent Transfer Agreement"), dated as of [________, 199_], between MASTER FINANCIAL, INC. ("Transferor") and THE BANK OF NEW YORK, as grantor trustee (in such capacity, the "Grantor Trustee") and indenture trustee (in such capacity, the "Indenture Trustee").

                               W I T N E S S E T H

     WHEREAS, pursuant to the terms of a Home Loan Purchase Agreement, dated as of May 1, 1998 (the "Purchase Agreement"), between PaineWebber Mortgage Acceptance Corporation IV, as Depositor (the "Depositor"), and the Transferor has sold, transferred, assigned and otherwise conveyed to the Depositor all its right, title and interest in and to certain Home Loans.

     WHEREAS, pursuant to the terms of a Grantor Trust Agreement, dated as of May 1, 1998 (the "Grantor Trust Agreement"), among the Depositor, the Transferor and the Grantor Trustee, the Transferor has the obligation to sell, transfer, assign and otherwise convey to the Grantor Trustee all its right, title and interest in and to certain home loans as listed on Schedule I attached hereto and the Related Documents thereto (as defined below) (the "Subsequent Loans") pursuant to and in accordance with this Subsequent Transfer Agreement;

     WHEREAS, the parties hereto desire that the Transferor sell all its right, title and interest in and to the Subsequent Loans and the Related Documents to the Grantor Trustee pursuant to the terms of this Subsequent Transfer Agreement; and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1 Definitions.______Capitalized terms used but not defined herein have the meanings assigned thereto in the Grantor Trust Agreement.

     2. Sale of Subsequent Loans to Grantor Trustee. The Transferor concurrently with the execution and delivery of this Subsequent Transfer Agreement, does hereby sell, transfer, assign, set over, and otherwise convey to the Grantor Trustee, without recourse but subject to the other terms and provisions of this Agreement and the Grantor Trust Agreement, all of its right, title and interest in and to the following, whether now existing or hereafter acquired and wherever located: (i) such Subsequent Loans as listed in the Subsequent Loan Schedule, as of the [_________ 1, 199_] (the "Cut-Off Date"), together with the Servicer's Home Loan Files and the Grantor Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Properties, (iii) all payments in respect of interest due with respect to such Subsequent Loans on or after the Cut-Off Date and all payments in respect of principal received after the Cut-Off Date, (iv) the Transferor's rights under all insurance policies with respect to such Subsequent Loans and any Insurance Proceeds, and (v) all proceeds of any of the foregoing.

     3. Obligations of the Transferor Upon Sale. In connection with any transfer pursuant to Section 2 hereof, the Transferor further agrees, at its own expense, on or prior to the Subsequent Transfer Date (a) to indicate in its books and records that the Subsequent Loans have been sold to the Grantor Trustee pursuant to this Subsequent Transfer Agreement and (b) to deliver to the Grantor Trustee a computer file containing a true and complete list of all Subsequent Loans in the format required by Section 2.2 of the Purchase Agreement.

     In connection with any conveyance by the Transferor, the Transferor shall on behalf of the Grantor Trustee deliver to, and deposit with the Custodian, on behalf of the Grantor Trustee, on or before the Subsequent Transfer Date the Related Documents (as defined in the Purchase Agreement) with respect to each Subsequent Loan.

     In connection with any conveyance by the Transferor, the Transferor shall on behalf of the Grantor Trustee deliver to, and deposit with the Servicer, as the designated agent of the Grantor Trustee, on or before the Subsequent Transfer Date the Servicer's Home Loan File with respect to each Subsequent Loan.

     The Transferor further hereby confirms to the Grantor Trustee that, as of the Subsequent Transfer Date it has caused the portions of the Transferor's electronic ledger relating to the Subsequent Loans to be clearly and unambiguously marked to indicate that the Subsequent Loans have been sold to the Grantor Trustee.

     The parties hereto intend that each of the transactions set forth herein be a sale by the Transferor to the Grantor Trustee of all of the Transferor's right, title and interest in and to the Subsequent Loans and other property described above. In the event the transactions set forth herein are deemed not to be a sale, the Transferor hereby grants to the Grantor Trustee a security interest in all of the Transferor's right, title and interest in, to and under the Subsequent Loans and other property described above, whether now existing or hereafter created, to secure all of the Transferor's obligations hereunder; and this Subsequent Transfer Agreement shall constitute a security agreement under applicable law.

     4.  Payment of Purchase Price for the Subsequent Loans.

     (a) In consideration of the sale of the Subsequent Loans from the Transferor to the Grantor Trustee on the Subsequent Transfer Date, the Grantor Trustee agrees to pay from the Prefunding Account to the Transferor on the Subsequent Transfer Date by transfer of immediately available funds, an amount equal to 100% of the aggregate Principal Balances of the Subsequent Loans as of the Cut-Off Date in accordance with the provisions of the Grantor Trust Agreement and the Sale and Servicing Agreement.

     (b) Within 60 days of the Subsequent Transfer Date, Transferor, at its own expense, shall record each Assignment of Mortgage in favor of the Grantor Trustee to the same extent required under Section 2.4 of the Purchase Agreement.

     5. Transferor Representations and Warranties. (a) The Transferor hereby makes the representations and warranties to the Issuer as of the Cut-Off Date and the Subsequent Transfer Date specified in Section 3.1(a) of the Purchase Agreement.

     (b) The Transferor further represents and warrants to the Grantor Trustee that with respect to the Subsequent Loans as of the Subsequent Transfer Date each of the representations and warranties contained in Section 3.04 of the Sale and Servicing Agreement are true and correct.

     It is understood and agreed that the representations and warranties set forth in this Section 5(b) shall survive delivery of the respective Subsequent Loan Files to the Grantor Trustee on behalf of the Grantor Trust. In the event that (a) any of the representations and warranties of the Transferor in Section
3.04 of the Sale and Servicing Agreement are determined to be untrue in a manner that materially and adversely affects the value of, or the interests of the Grantor Trust Holder in, any Subsequent Loan with respect to which such representation or warranty is made and (b) the Transferor shall fail to cure such breach within the time period specified in Section 3.05 of the Sale and Servicing Agreement, the Transferor shall be obligated to repurchase or substitute the affected Subsequent Loan(s) in accordance with the provisions of
Section 3.05 of the Sale and Servicing Agreement.

     With respect to representations and warranties made by the Transferor pursuant to this Section 5(b) that are made to the Transferor's best knowledge, if it is discovered by any of the Transferor or the Grantor Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Subsequent Loan, notwithstanding the Transferor's lack of knowledge, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

     6. Covenants of the Transferor. The Transferor hereby covenants that except for the transfer hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on, any Subsequent Loan, or any interest therein; and the Transferor will defend the right, title and interest of the Grantor Trustee, in, to and under the Subsequent Loans, against all claims of third parties claiming through or under the Transferor.

     Whenever and so often as requested by the Grantor Trustee, or the Transferor, the other party promptly will execute and deliver or cause to be executed and delivered all such other and further instruments, documents, or assurances, and promptly do or cause to be done all such other things, as may be necessary and reasonably required to vest more fully in the requesting party all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred upon it by this Agreement.

     7. Termination. The respective obligations and responsibilities of the Transferor and the Grantor Trustee created hereby shall terminate, except for the Transferor's indemnity obligations as provided herein and in the Grantor Trust Agreement, upon the termination of the Grantor Trust and Owner Trust as provided in Article XI of the Sale and Servicing Agreement.

     8. Governing Law.____This Subsequent Transfer Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     9. Intention of the Parties. It is the intention of the parties that the Grantor Trustee is purchasing, and the Transferor is selling, the Subsequent Loans rather than pledging the Subsequent Loans to secure a loan by the Grantor Trustee to the Transferor. The parties hereto each intend to treat the transaction for accounting purposes as a sale by the Transferor, and a purchase by the Grantor Trustee, of the Subsequent Loans. For federal income tax purposes, the parties hereto each intend to treat the transaction as a transfer to secure the indebtedness represented by the Notes. The Grantor Trustee will have the right to review the Subsequent Loans and the related Subsequent Loan Files to determine the characteristics of the Subsequent Loans which will affect the federal income tax consequences of owning the Subsequent Loans and the Transferor will cooperate with all reasonable requests made by the Grantor Trustee in the course of such review.

     10. The representations and warranties set forth in Article III shall survive the purchase of the Subsequent Loans hereunder.

     11. This Subsequent Transfer Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Section 11 no other Person shall have the right or obligation hereunder.

     IN WITNESS WHEREOF, the Transferor, the Indenture Trustee and the Grantor Trustee have caused this Subsequent Transfer Agreement to be duly executed on their behalf by their respective officers thereunto duly authorized as of the day and year first above written.

                                       MASTER FINANCIAL, INC.,
                                         as Transferor



                                       By: ____________________________
                                           Name:
                                           Title:


                                       THE BANK OF NEW YORK, as Grantor Trustee
                                         and Indenture Trustee


                                       By: ____________________________
                                           Name:
                                           Title:

                                   SCHEDULE I

                            Subsequent Loan Schedule